                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

        Date of Report (Date of earliest event reported): August 19, 2004
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                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

 Delaware                             33-59380                   13-3287757
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(State or other                     Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

       529 Fifth Avenue, New York, New York                        10017
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     (Address of principal executive offices)                    (zip code)

       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)

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*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
     Current Report on Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)    Not applicable.

(c)          Exhibits.

             The following exhibit is furnished with this Form 8-K:

99.1         Finlay Enterprises, Inc. press release dated August 19, 2004.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 19, 2004, Finlay Enterprises, Inc. ("Finlay Enterprises"),
the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to report Finlay Enterprises' financial results for the second quarter and the six months ended July 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINLAY FINE JEWELRY CORPORATION
                                         (Registrant)

Dated:  August 19, 2004                  By:  /s/ Bruce E. Zurlnick
                                              ---------------------
                                              Bruce E. Zurlnick
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer

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